Create Your Balance NASDAQ: UBNK KBW 2016 Community Bank Investor Conference

2 Who is United? NASDAQ: UBNK • Leading New England community bank with $6.4 billion in assets and over 50 branches in two states with the size, scale and product breadth to compete effectively. • #1 community bank in combined Hartford and Springfield market Formed by the merger of United Financial Bancorp, Inc. and Rockville Financial, Inc. dating back to 1882 and 1858, respectively

Deposit Market Share

Public Banks Headquartered in Connecticut				
2015 Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1	People's United Financial Inc. (CT)	419	29,175	51.0%
2	Webster Financial Corp. (CT)	176	17,537	30.7%
3	United Financial Bancorp (CT)	54	4,240	7.4%
4	First Connecticut Bancorp, Inc.	27	1,909	3.3%
5	SI Financial Group, Inc.	25	1,037	1.8%
6	Bankwell Financial Group, Inc.	9	956	1.7%
7	Darien Rowayton Bank	3	504	0.9%
8	Patriot National Bancorp, Inc.	10	427	0.7%
9	Salisbury Bancorp, Inc.	13	385	0.7%
10	PB Bancorp, Inc.	8	361	0.6%
11	SBT Bancorp, Inc.	6	334	0.6%
12	First Suffield Financial, Inc.	4	218	0.4%
13	Prime Bank	1	69	0.1%
	Total for CT Headquartered Public Banks	755	57,152	

Hartford, CT & Springfield, MA MSA Deposit Market Share				
2015 Rank	Institution (ST)	Branches	Deposits ($mm)	Market Share (%)
1	Bank of America Corp. (NC)	66	20,442	36.8%
2	Toronto-Dominion Bank	48	4,517	8.1%
3	Webster Financial Corp. (CT)	54	4,231	7.6%
4	United Financial Bancorp (CT)	43	3,715	6.7%
5	People's United Financial Inc. (CT)	47	2,886	5.2%
6	First Niagara Finl Group (NY)	44	2,154	3.9%
7	Liberty Bank (CT)	29	1,959	3.5%
8	First Connecticut Bancorp, Inc (CT)	25	1,909	3.4%
9	Banco Santander	25	1,840	3.3%
10	PeoplesBancorp MHC (MA)	19	1,636	2.9%
	Total For All Institutions	575	55,530	

united financial bancorp, inc.
NASDAQ: UBNK
3

4 Core Markets Demographic Data NASDAQ: UBNK MSA Population (millions) Median Annual Household Income (thousands $) Hartford-West Hartford-East Hartford, CT 1.2 $70.1 Worcester, MA 0.9 $64.0 New Haven-Milford, CT 0.9 $62.8 Springfield, MA 0.6 $54.8 Norwich-New London, CT 0.3 $66.8 Total Population/Average Household Income 3.9 $65.3

5 NASDAQ: UBNK Four Key Objectives Objective Progress Align earning asset growth with organic capital and low cost core deposit generation to maintain strong capital and liquidity (a) average earning asset growth linked quarter totaled $38.2 million compared to average deposit growth of $26.9 million; (b) 3.5% annualized 2Q16 DDA growth; (c) annualized loan growth in 2Q16 of 7% Re-Mix cash flows into higher yielding risk adjusted return on assets with lower funding costs relative to peers. (a) cost of funds improved by 1 bps linked quarter; (b) 26% annualized growth in OOCRE and C&I loans Invest in people, systems, and technology to grow revenue and improve customer experience while maintaining attractive cost structure. (a) introduced new electronic based checking product; (b) 29% increase in new checking account openings from linked quarter; (c) Operating Non-Interest Expense/ Average Assets (NIE/AA) at 2.08% Grow operating revenue, maximize operating earnings, grow tangible book value, pay dividend. Achieve more revenue into NII and core fee income. (a) 7% annualized increase in tangible book value (TBV); (b) 3.70% dividend yield in second quarter 2016

6 NASDAQ: UBNK Second Half 2016 Forecast Actual Q1 2016 Actual Q2 2016 Second Half 2016 Operating Net Interest Margin 2.95% 2.94% ~ 2.94% Loan Growth 3.0%* 7.0%* mid single digits Provision / Average Gross Loans 0.23%* 0.31%* 0.27% - 0.30%* Non-Interest Income Run Rate $26.9 million* $26.1 million* $24.0 -$27.0 million* Non-Interest Expense Run Rate $135.1 million* $138.7 million* $130 million* Effective Tax Rate 13.0% 6.8% 15.0% *Note: Loan Growth, Provision/Average Gross Loans, Fee Income and NIE calculations are annualized.

7 Q2 2016 Linked Quarter Production Trends NASDAQ: UBNK Growth Category Linked Quarter Annualized Growth C&I and Owner-Occupied CRE loans 26% DDA balances 10% New Retail DDA Accounts 116%

Balance Sheet Trends

Balance Sheet ($ in thousands)	2Q2016	1Q2016	4Q2015	3Q2015	2Q2015	QoQ 2Q16 vs 1Q16 $ Change	QoQ 2Q16 vs 1Q16 % Change	YoY 2Q16 vs 2Q15 $ Change	YoY 2Q16 vs 2Q15 % Change
ASSETS									
Cash and cash equivalents	$ 97,441	$ 87,234	$ 95,176	$ 98,310	$ 84,525	$ 10,207	11.7%	$ 12,916	15.3%
Securities	1,087,748	1,104,932	1,073,734	1,095,108	1,076,919	(17,184)	(1.6)	10,829	1.0
Loans held for sale	30,558	7,560	10,136	13,511	28,017	22,998	304.2	2,541	9.1
Residential real estate	1,171,300	1,176,357	1,179,915	1,190,745	1,167,830	(5,057)	(0.4)	3,470	0.3
Home equity	460,058	446,515	431,282	335,220	333,983	13,543	3.0	126,075	37.7
Other consumer	211,065	217,725	233,064	5,236	5,206	(6,660)	(3.1)	205,859	3,954.3
Residential construction	49,338	42,205	41,084	33,648	24,306	7,133	16.9	25,032	103.0
Investor non-occupied CRE	1,675,821	1,648,321	1,673,248	1,580,848	1,458,229	27,500	1.7	217,592	14.9
Owner occupied CRE	384,324	376,511	322,084	340,047	305,522	7,813	2.1	78,802	25.8
Commercial business	671,687	614,235	603,332	576,899	634,529	57,452	9.4	37,158	5.9
Commercial construction (ADC)	107,302	128,007	129,922	146,975	142,462	(20,705)	(16.2)	(35,160)	(24.7)
Loans - net	4,702,337	4,621,988	4,587,062	4,185,032	4,048,770	80,349	1.7	653,567	16.1
Deferred tax asset, net	31,395	32,222	33,094	31,554	31,822	(827)	(2.6)	(427)	(1.3)
Premises and equipment, net	53,021	53,685	54,779	55,919	57,131	(664)	(1.2)	(4,110)	(7.2)
Intangible Assets	121,953	122,354	122,787	123,220	123,637	(401)	(0.3)	(1,684)	(1.4)
Cash surrender value of BOLI	126,734	125,920	125,101	125,186	124,287	814	0.6	2,447	2.0
Other Assets*	163,897	163,349	126,672	115,182	105,582	548	0.3	58,315	55.2
Total Assets	$ 6,415,084	$ 6,319,244	$ 6,228,541	$ 5,843,022	$ 5,680,690	$ 95,840	1.5%	$ 734,394	12.9%
LIABILITIES AND STOCKHOLDERS' EQUITY									
Liabilities:									
Deposits:									
Non-interest-bearing	$ 673,624	$ 657,144	$ 657,718	$ 622,535	$ 610,279	$ 16,480	2.5%	$ 63,345	10.4%
Interest-bearing	3,781,717	3,876,901	3,779,353	3,640,436	3,571,972	(95,184	(2.5)	209,745	5.9
Total Deposits	4,455,341	4,534,045	4,437,071	4,262,971	4,182,251	(78,704	(1.7)	273,090	6.5
Mortgagors' and investor escrow accounts	14,040	9,696	13,526	8,108	15,168	4,344	44.8	(1,128)	(7.4)
FHLB advances and other borrowings	1,222,160	1,073,034	1,099,020	893,865	825,963	149,126	13.9	396,197	48.0
Accrued expenses and other liabilities	79,350	69,191	53,403	56,626	45,313	10,159	14.7	34,037	75.1
Total liabilities	5,770,891	5,685,966	5,603,020	5,221,570	5,068,695	84,925	1.5	702,196	13.9
Total stockholders' equity	644,193	633,278	625,521	621,452	611,995	10,915	1.7	32,198	5.3
Total liabilities and stockholders' equity	$ 6,415,084	$ 6,319,244	$ 6,228,541	$ 5,843,022	$ 5,680,690	$ 95,840	1.5%	$ 734,394	12.9%

*Other assets include FHLBB stock (at cost), accrued interest receivable, in addition to other assets united financial bancorp, inc.

NASDAQ: UBNK

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Non-GAAP Reconciliation

	Three Months Ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income	$ 9,058	$ 11,894	$ 9,902	$ 13,381	$ 13,332
Adjustments:					
Net interest (income) expense	35	(1,900)	(1,617)	(4,092)	(3,512)
Non-interest (income) expense	(367)	(1,452)	(519)	59	(360)
Non-interest expense	1,814	1,893	3,586	244	454
Income tax (benefit) expense	(518)	511	(65)	1,326	1,196
Net adjustment	964	(948)	1,385	(2,463)	(2,222)
Total operating net income	$ 10,022	$ 10,946	$ 11,287	$ 10,918	$ 11,110
Total net interest income	$ 41,496	$ 43,402	$ 40,693	$ 41,643	$ 40,903
Adjustments:					
Impact from purchase accounting fair value marks:					
Amortization (accretion) of loan mark	835	(1,094)	(718)	(2,787)	(2,194)
Accretion of deposit mark	359	359	444	841	845
Accretion of borrowings mark	441	447	455	464	473
Net adjustment	35	(1,900)	(1,617)	(4,092)	(3,512)
Total operating net interest income	$ 41,531	$ 41,502	$ 39,076	$ 37,551	$ 37,391
Total non-interest income	$ 6,532	$ 6,727	$ 8,463	$ 7,818	$ 9,371
Adjustments:					
Net (loss) gain on sales of securities	(367)	(1,452)	(300)	59	(360)
BOLI claim benefit	—	—	(219)	—	—
Net adjustment	(367)	(1,452)	(519)	59	(360)
Total operating non-interest income	6,165	5,275	7,944	7,877	9,011
Total operating net interest income	41,531	41,502	39,076	37,551	37,391
Total operating revenue	$ 47,696	$ 46,777	$ 47,020	$ 45,428	$ 46,402

united financial bancorp, inc.
NASDAQ: UBNK
9

Non-GAAP Reconciliation (cont.)

	Three Months Ended				
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Total non-interest expense	$ 34,681	$ 33,763	$ 35,305	$ 31,876	$ 30,357
Adjustments:					
Merger related expense	—	—	(1,575)	—	—
Core deposit intangible amortization expense	(401)	(433)	(433)	(433)	(449)
Loan portfolio acquisition fees	—	—	(1,572)	—	—
Effect of position eliminations	(1,403)	—	—	—	—
Effect of branch lease termination agreement	—	—	—	195	—
Amortization of fixed asset fair value mark	(10)	(6)	(6)	(6)	(5)
FHLBB prepayment penalties	—	(1,454)	—	—	—
Net adjustment	(1,814)	(1,893)	(3,586)	(244)	(454)
Total operating expense	$ 32,867	$ 31,870	$ 31,719	$ 31,632	$ 29,903
Total loans	$ 4,730,895	$ 4,649,876	$ 4,613,931	$ 4,209,618	$ 4,072,067
Non-covered loans (1)	(1,259,285)	(1,334,303)	(1,448,435)	(1,255,618)	(1,356,259)
Total covered loans	$ 3,471,610	$ 3,315,573	$ 3,165,496	$ 2,954,000	$ 2,715,808
Allowance for loan losses	$ 37,961	$ 35,500	$ 33,887	$ 30,832	$ 28,856
Allowance for loan losses to total loans	0.80%	0.76%	0.73%	0.73%	0.71%
Allowance for loan losses to total covered loans	1.09%	1.07%	1.07%	1.04%	1.06%

(1) As required by GAAP, the Company recorded at fair value acquired loans. These loans carry no allowance for loan losses for the periods reflected above.

united financial bancorp, inc.
NASDAQ: UBNK
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11 NASDAQ: UBNK 2016 Year-to-Date Total Shareholder Return (TSR): UBNK +3%, SNL Bank & Thrift -0.4%, Russell 2000 +2%

12 NASDAQ: UBNK 1-Year Total Shareholder Return (TSR): UBNK +0.2%, SNL Bank & Thrift -12%, Russell 2000 -7%

13 NASDAQ: UBNK 2-Year Total Shareholder Return (TSR): UBNK +3%, SNL Bank & Thrift -0.4%, Russell 2000 -0.7%

14 NASDAQ: UBNK Returns Since Merger Closed April 30, 2014: UBNK +7%, SNL Bank & Thrift +4%, Russell 2000 +5%

15 NASDAQ: UBNK 5-Year Total Shareholder Return (TSR): UBNK +56%, SNL Bank & Thrift +59%, Russell 2000 +49%

16 NASDAQ: UBNK Total Shareholder Return (TSR) Since 2nd Step Conversion: UBNK +94%, SNL Bank & Thrift +48%, Russell 2000 +59%

17 NASDAQ: UBNK 2- to 10-Year Spread has declined from 2.65% in Q4 2013 to 0.80% in Q3 2016

18 United Bank Sales Team NASDAQ: UBNK Sales Teams Number of Bankers Commercial Banking 34 Cash Management 9 Retail Network 36 Mortgage Officers 28 Financial Advisors 12 Total United Bank Specialty Sales Team* 119 * Supported by a great back office and branch network support team

Management Team

Name	Title/Function	Years in Industry/Years at United	Prior Experience
William H.W. Crawford, IV	Chief Executive Officer	27/5	Wells Fargo Bank, Wachovia Bank, SouthTrust Bank
Eric R. Newell	Chief Financial Officer	12/5	FDIC, Fitch Ratings, Alliance Berstein
Dena M. Hall	Chief Marketing Officer	19/11	Woronoco Savings Bank
Craig W. Hurty	Chief Human Resources Officer	32/2	Aetna, PacifiCare Health Systems
Mark A. Kucia	Chief Credit Officer	28/10	Liberty Bank, Mechanics Bank, BayBank
Brandon C. Lorey	Head of Consumer Lending	25/3	H&R Block Bank, Chevy Chase Federal Savings Bank
David C. Paulson	Head of Wholesale Banking	30/2	Santander, Wells Fargo, Wachovia
John J. Smith	Chief Information & Administrative Officer	30/0	CIT Group, NYCE Corporation, Summit Bank
Elizabeth Wynnick	Chief Risk Officer	24/4	NewAlliance Bank, Webster Bank

united financial bancorp, inc.
NASDAQ: UBNK
19

20 Summary NASDAQ: UBNK 1. Grow operating revenue and profit responsibly given environment 2. Improve customer relationship ROE’s 3. Improve core deposit mix 4. Grow TBV and pay dividend 5. Maintain strong asset quality, capital, liquidity and interest sensitivity